UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 20, 2006


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


               0-18292                                  54-2152284
      (Commission File Number)               (IRS Employer Identification No.)


1117 PERIMETER CENTER WEST, SUITE N415
           ATLANTA, GEORGIA                               30338
    (principal executive offices)                      (Zip Code)


                                 (678) 443-2300

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 20, 2006, Ayin Holding Company, Inc., a wholly-owned subsidiary of Charys Holding Company, Inc. (the "Registrant") executed agreements with Mitchell Site Acquisition, Inc., Complete Tower Sources, Inc., and The Tower Company of Louisiana, LLC.

The agreements are as follows:

1.     Mitchell Site Acquisition, Inc. Agreement.  Mitchell Site Acquisition,
       -----------------------------------------
Inc. ("MSAI"), and Matthew B. Mitchell as sole shareholder ("Seller"). At Closing, Ayin will purchase 100% of the issued and outstanding capital stock of MSAI (the "MSAI Shares") from Seller. The Consideration for the transaction will be $27M, payable as follows:

(a) $9,712,500 total at Closing for the MSAI Shares, payable $4,312,500 in cash (the "Cash Component") and a promissory note (the "SPA Note") in the amount of $5,400,000 payable in three equal annual installments of $1,800,000, plus accrued interest and subject to adjustment pursuant to Section IV of the SPA Note; plus

(b) $13,500,000 for Seller's personal shareholder goodwill ($8,000,000 in cash upfront and a promissory note in the amount of $5,400,000 (the "Goodwill Note"), payable in three equal annual installments of $1,800,000, plus accrued interest and subject to adjustment pursuant to Section IV of the Goodwill Note; plus

(c) $3,000,000 in cash and $500,000 in the Registrant's common stock (such cash amount and shares to be delivered to Seller at Closing as consideration for Seller entering into a non-competition agreement; and

(d) $787,500 in cash to be paid directly to tie MSAI Contractors listed on a schedule to the SPA to be paid directly to the contractors five days after the Closing.

There are four adjustments to the aggregate consideration due to Seller:

(1)  Closing Date Adjustment.  Within 5 days prior to Closing, Seller shall have
     -----------------------
prepared and delivered to Ayin the Estimated Working Capital Schedule of certain current assets and liabilities as of the close of business on the Closing Date (the "Balance Sheet Items"). Section 2.03(a) sets forth the target amount for the Balance Sheet Items; to the extent that the items as reflected on the Estimated Working Capital Schedule do not meet the target amounts under 2.03(a), the Cash Component shall be reduced by such amounts.

(2)  Working Capital True-up.  Within 90 days following the Closing, Ayin shall
     -----------------------
prepare and deliver to Seller the Closing Working Capital Schedule of the Balance Sheet Items, calculated on the close of business on the Closing Date. Within 5 business days following the parties' agreement on the Closing Working Capital Schedule, to the extent the Cash Component of the purchase price was not adjusted at Closing as noted above, Seller shall pay the unpaid portion of such amounts, if any, to Ayin.

(3)  Stock Consideration Make-Whole.  90 days after the SEC deems the first
     ------------------------------
filed registration statement providing for the registration of securities pursuant to Section 6.12 of the SPA (the "Adjustment Period"), 500,000 shall be divided by the average closing trading price of the Registrant's common stock during the Adjustment Period to yield the Stock Quotient. If the Stock Quotient is greater than the number of shares issued at Closing pursuant to Section 2.04(a) as consideration for the non-compete, then the Registrant shall, on a one-time basis, issue a number of shares to Seller equal to the difference under the terms and conditions set forth under Section 2.04 (b).

(4)  Promissory Note Adjustment.  The S10.8M (total) payable under the SPA Note
     --------------------------
and Goodwill Note shall be subject to adjustment; at the end of each of the first three 12-month periods following Closing. Ayin and Seller shall compare the audited EBITDA of MSAI to the projected EBITDA of MSAI (as set forth in Section IV of both Notes), and the note payments shall be subject to adjustment depending on whether MSAI achieves or exceeds a certain percentage of the projected EBITDA numbers.

(5)  Employment and Non-Compete Agreements.  Both Seller and Lori H Mitchell are
     -------------------------------------
to enter into employment agreements with MSAI at Closing. Seller shall serve as MSAI's President and Lori Mitchell shall serve as its Vice-President. Under the terms of the agreements, both Lori Mitchell and Seller shall receive no base salary, but shall be entitled to participate in a bonus program which compares the year-end audited financials of MSAI to the projected financial performance of MSAI. The bonus payable each year shall be split between Lori Mitchell and Seller, and shall be no less than $250,000, but no more than $1M (in the aggregate). Any bonus due shall be payable in cash, to the extent a cash payment is permitted by the loan agreements (if not, the bonus shall be paid in stock).

Both Seller and Lori Mitchell are to enter into non-compete agreements. The non-competition provisions under Section 7.3 of the employment agreements and
1.2 of both non-compete agreements shall terminate in the event Ayin fails to make a payment under either of the MSAI promissory notes where such payment is not prohibited by the loan agreements.

2. STOCK PURCHASE AGREEMENT made and entered into as of June 20, 2006, by and among AYIN HOLDING COMPANY INC., a Delaware corporation (hereinafter referred to as "Purchaser"), COMPLETE TOWER SOURCES, INC., a Louisiana corporation (hereinafter referred to as "CTSI" or the "Company"), and the shareholder of CTSI that is signatory hereto (hereinafter referred to as the "Seller"). the Seller owns one hundred (100) shares of CTSI (the "CTSI Shares"), which constitute all of the issued and outstanding capital stock of CTSI. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Seller shall sell, assign, transfer and convey unto Purchaser, and Purchaser shall purchase and acquire from the Seller, all (but not less than all) of the CTSI Shares, free and clear of any and all claims, liens, charges and encumbrances.

PURCHASE PRICE. Subject to adjustment pursuant to Sections 2.03 and 2.05, the aggregate amount to be paid for the CTSI Shares (the "Purchase Price") shall be $71,000,000. PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid to the Seller as follows: (i) at Closing, an amount equal to $42,600,000 (the "Purchase Price Cash Component") shall be paid to the Seller, in immediately available funds; (ii) at Closing, a promissory note (the "Promissory Note") in a principal amount equal to $28,400,000 (the "Purchase Price Note Component") and bearing simple interest at a rate equal to nine percent (9%) per annum, in the form attached hereto as EXHIBIT A, shall be delivered to the Seller; and (iii) any adjustment calculated pursuant to Section 2.03 below shall be paid in accordance with the terms thereof.

WORKING CAPITAL PROCEDURE.
(a) Not less than five (5) calendar days prior to the Closing Date, Seller shall prepare and deliver to Purchaser a statement estimated in good Faith (the "Estimated Working Capital Schedule"), of certain current assets and certain liabilities of Seller as of the close of business on the Closing Date (the "Balance Sheet Items"). Each of the Balance Sheet Items constituting assets of the Seller (the "Asset Line Items") shall have a target amount (each, an "Asset Target"), as set forth in the table below:

     ------------------------------------------------------------------------
     Cash plus Contract receivables plus costs and estimated     $13,075,000
     earnings in excess of billings on uncompleted contracts,
     less billings in excess of costs on uncompleted contracts
     ------------------------------------------------------------------------
     Inventory plus Prepaid expenses                             $   370,000
     ------------------------------------------------------------------------


Each of the Balance Sheet Items  constituting  liabilities  (the "Liability Line
                                                                  --------------
Items") of the Seller shall have a target amount (each,  a  "Liability Target"),
-----                                                        ----------------
as set forth in the table below:

     -------------------------------------------------------------------
     Accounts payable                                        $2,500,000
     -------------------------------------------------------------------
     Accrued wages plus deductions payable plus federal and  $  150,000 state payroll taxes payable plus SUTA payable plus
     employee benefits payable plus other employee
     witholdings
     -------------------------------------------------------------------
     Outstanding line of credit balance with Whitney Bank    $2,400,000
     -------------------------------------------------------------------

Seller shall provide Purchaser with a reasonable opportunity to review and comment upon Seller's calculation of the Estimated Working Capital, and shall provide Purchaser and its representatives access to all books, records, and employees of the Company for purposes consistent therewith.

          (b) At the Closing, if any Asset Line Item, as reflected on the Estimated Working Capital Schedule is less than the Asset Target (an "Asset Deficit"), then the Purchase Price Cash Component shall be reduced by an amount equal to the Asset Deficit. If any Liability Line Item, as reflected on the Estimated Working Capital Schedule is greater than the Liability Target (an "Excess Liability"), then the Purchase Price Cash Component shall be reduced by an amount equal to the Excess Liability. Any reduction contemplated hereby shall  constitute  an  adjustment  to  the  Purchase  Price.

          (c) Within five (5) Business Days following the determination of the Final Working Capital Schedule (as defined below), the Final Working Capital Schedule shall be compared against the Balance Sheet Line Items in the same manner as prescribed in subsection (b) above. To the extent there is a deviation between the Final Working Capital Schedule and the Estimated Working Capital Schedule as to any such item, then, to the extent the Purchase Price was not adjusted at Closing pursuant to subsection (b) above, Seller shall pay the unpaid portion of such adjusted amount to the Purchaser.
prior  to the determination of the disputed amount in accordance with subsection
(e) below. Any amount subject to good faith dispute may be withheld pending determination of the Final Working Capital Schedule in accordance with subsection (e) below. Any payment made pursuant to this Section 2.03 shall include simple interest at the rate of nine percent (9%) per annum from the Closing Date through the date of such payment.

          (e) Within ninety (90) days following the Closing, the Purchaser shall prepare and deliver to the Seller a statement (the "Closing Working
Capital Schedule") of the Balance Sheet Items, calculated as of the close of business on the Closing Date. The Estimated Working Capital Schedule and the Closing Working Capital Schedule shall be prepared (and the Balance Sheet Items determined) in accordance with generally accepted accounting principles ("GAAP") and, to the extent consistent therewith, the prior practices of the Seller. The Seller shall have thirty (30) days following receipt of the Closing Working Capital Schedule delivered pursuant hereto during which to notify the Purchaser of any dispute of any item contained therein, which notice shall set forth in detail the basis for such dispute. The Purchaser and the Seller shall cooperate in good faith to resolve any such dispute as promptly as possible, and upon such resolution, the Closing Working Capital Schedule shall be prepared in accordance with the agreement of the Purchaser and the Seller. In the event the Seller does not notify the Purchaser of any such dispute within such thirty
(30)-day period or notifies the Purchaser within such period that it does not dispute any item contained therein, the Closing Working Capital Schedule delivered pursuant hereto and the Purchaser's calculation of amounts payable pursuant to subsection (b) above, if any, shall be final and binding upon the Parties. In the event the Purchaser and the Seller are unable to resolve any dispute regarding the Closing Working Capital Schedule within fifteen (15) days following the Purchaser's receipt of notice of such dispute, such dispute shall be submitted to, and all issues having a bearing on such dispute shall be resolved by, a nationally recognized accounting firm selected by the Purchaser and satisfactory to the Seller, which shall include, without limitation, any "Big Four" accounting firm (the "Accounting Referee"). In resolving any such dispute, the Accounting Referee shall consider only those items or amounts in the Closing Working Capital Schedule as to which the Seller has disagreed. The Accounting Referee's determination of the Closing Working Capital Schedule and the Balance Sheet Items based thereon shall be final and binding on the Parties. The Accounting Referee shall use commercially reasonable efforts to complete its work within thirty (30) days following its engagement. The expenses of the Accounting Referee shall be shared equally by the Seller and the Purchaser. The Closing Working Capital Schedule finally determined pursuant to this subsection shall be referred to as the "Final Working Capital Schedule".

     2.04 NONCOMPETITION PAYMENT. (a) In addition to the foregoing, in consideration for Seller entering into a Noncompetition Agreement in the form of EXHIBIT C, Purchaser shall at Closing deliver to Seller that number of shares of the common stock of Charys Holding Company, Inc. (the "Parent"), par value
$0.001 per share (the "Parent Common Stock") as is equal to Four Million (4,000,000) divided by the average closing trading price per share of the Parent Common Stock for the ten trading days ending on the Closing Date.

          (b) The number of shares of Parent Common Stock to be issued to Seller pursuant hereto shall be subject to adjustment for a period of time as prescribed by this Section 2.04. At the conclusion of the Adjustment Period (as defined below), 4,000,000 shall be divided by the average closing trading price of the Parent Common Stock during the Adjustment Period (the "Stock Quotient"). If the Stock Quotient is greater than the number of shares of Parent Common Stock that were issued pursuant to subsection (a) above, then the Parent shall, on a one- time basis, issue a number of shares of Parent Common Stock to Seller equal to such difference (the "Extra Shares"); provided, however: (i) the maximum number of Extra Shares that Parent shall be required to issue hereunder shall in no event exceed the number of shares that is equal to two percent (2%) percent of the total issued and outstanding shares of Parent Common Stock as of the last day of the Adjustment Period, and (ii) if the average closing trading price of the Parent Common Stock for any fifteen (15) days during the Adjustment Period exceeds the Closing Price (as defined below), the adjustment contemplated by this Section shall automatically terminate and be of no further force and effect. Seller shall not, at any time, sell more than 45,000 shares per day of Parent Common Stock, issued pursuant to this Section 2.04, and the fulfillment of such covenant shall be a condition to the issuance of any Extra Shares hereunder.

          (c) For purposes hereof, the "Adjustment Period" shall mean the 90 calendar days following the effectiveness of the first filed registration statement providing for the registration of any Registrable Securities, including any registration statement that provides for "piggy-back" registration of Registrable Securities pursuant to Section 6.12 below. Notwithstanding the foregoing, if no registration statement has been declared effective providing for the resale of the Registrable Securities on or before the one year anniversary of the Closing Date, the Adjustment Period shall end on such anniversary and the adjustment described in subsection (b) above shall be calculated based on the average closing trading price per share of the Parent Common Stock for the last ten trading days immediately preceding such anniversary.

          (d) For purposes hereof, "Closing Price" means the average closing trading price per share of the Parent Common Stock for the last ten trading days ending on the Closing Date.

     2.05 ACCRUED BONUS PAYMENT ADJUSTMENT. Notwithstanding anything herein to the contrary, the Purchase Price Cash Component (and the Purchase Price) shall be reduced by the amount payable to the individuals set forth on
SCHEDULE 2.05 (the "CTSI Employees") to be paid by the Company five (5) days after the Closing (such exhibit to set forth the amount to be received by each CTSI Employee); provided, however, that any payments due under this Section 2.05 shall be contingent upon the CTSI Employees remaining employed by the Company for a period of not less than five (5) days after the Closing. Any amounts payable to the CTSI Employees shall be paid directly to the CTSI Employees by the Company. Any and all such payments, whenever made, shall be made in accordance with, and subject to, the terms and conditions of this Agreement, and shall be subject to all applicable employment and withholding taxes. The parties agree and acknowledge that any deductions or losses associated with such payments shall be allocated to the post-Closing tax period of the Company.

     2.06 POST-CLOSING PURCHASE PRICE ADJUSTMENT. The Purchase Price Note Component shall be subject to (a) reduction in an amount equal to any Purchaser Losses for which the Seller is obligated to indemnify the Purchaser in accordance with the provisions of Article X, (b) adjustment in accordance with the provisions of Section IV of the Promissory Note based upon the projected-to-actual performance of CTSI for each fiscal year beginning May 1, 2006, and (c) reduction for any amount not properly paid to Purchaser pursuant to Section 2.03 above.

     2.07 CLOSING. The closing of the transactions contemplated in this Agreement (the "Closing") shall take place at a location Purchaser and Seller may mutually agree upon, or by counterpart as may be agreed by the Parties, at 10:00 a.m. local time on the second Business Day after the date on which all conditions to closing contained in Articles VII, VIII and IX have been satisfied
 (the  "Closing  Date").  The  effective  time of the Closing on the Closing
Date

     3.     shall  be  as  of  12:01  a.m.  on  such  date.

3.     Tower Company Of Louisiana, LLC  Agreement.
       ------------------------------------------
Tower Asset Purchase Agreement ("APA") and Tower Asset Exclusive Option Agreement ("Option Agreement"), both dated June 20, 2006 between Ayin Holding Company Inc. ("Ayin"), The Tower Company of Louisiana, LLC ("TCLA"), and Lester Boheim as sole shareholder of TCLA ("Seller").

Option Agreement.  At Closing, Ayin will purchase 53 of TCLA's cell towers and
----------------
related tower assets for a fixed sum per tower. Ayin shall have the exclusive option to purchase cell towers (and Option related assets) constructed by TCLA or any affiliate from time to time during the period commencing on the Effective Date and ending on the 36th month anniversary of the Effective Date (the "Option Term").

Consideration.  $325,000 per cell tower (for a total of $17,225,000 in cash at
-------------
Closing). Upon execution and delivery of the APA, Ayin deposited $1,500,000 with SunTrust Bank (acting as escrow agent) (the "Deposit Amount"). The Deposit Amount shall be credited against the Purchase Price at Closing. If Closing does not occur due to an uncured breach by Ayin resulting in termination of the APA, Seller shall be entitled to retain the Deposit Amount. If Closing does not occur for any other reason, then the Deposit Amount shall be returned to Ayin.

Option Agreement - Right of first refusal: TCLA is to offer Ayin all towers TCLA
-----------------------------------------
develops during the Option Term in groups of 25 at a time (an "Offer Notice"). Ayin shall have 30 days to exercise its option to purchase some or all of the cell towers identified in an Offer Notice (on the same terms and conditions as set forth in the APA), and 45 days to close following acceptance. In the event Ayin declines to exercise its option to purchase any individual cell tower included in an Offer Notice, Ayin's right of first refusal shall terminate with regard to only those declined tower assets, and TCLA shall not include declined towers in future Offer Notices. Purchase Price for any towers purchased during the Option Term shall be equal to: (i) $325,000 per cell tower with a single broadband or broadband equivalent lessee that is a party to a lease or sublicense on the tower sites (a "Tenant"); and (ii) an amount per cell tower with an additional Tenant on the offer date equal to $325,000 plus "X", where "X" equals an amount obtained by dividing the monthly revenue attributable to the additional Tenant lease by $1,800, and multiplying that quotient by $75,000.

Regardless as to whether Ayin exercises its option to purchase any Tower Asset Group, Complete Tower Sources, Inc. and/or Mitchell Site Acquisition, Inc. will have the right to perform all site acquisition and construction functions for any towers constructed by TCLA during the Option Term.

All of the agreements are subject to the Purchaser having obtained third party financing, on commercially reasonable terms, sufficient to pay the Purchase Price and consummate the transactions contemplated hereunder.

Copies of the acquisition agreements are attached as exhibits to this Current Report.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits.
             --------

     The following exhibits are filed herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------
    10.1     Stock Purchase Agreement, dated June 20, 2006, between Ayin Holding Company Inc., a subsidiary of Charys Holding Company, Inc., Mitchell Site Acquisition, Inc.,
             and Matthew B. Mitchell
    10.2     Stock Purchase Agreement, dated June 20, 2006 between Ayin Holding Company Inc., a subsidiary of Charys Holding Company, Inc., Complete Tower Sources, Inc.,
             and Lori H Mitchell
    10.3     Tower Asset Purchase Agreement and Tower Asset Exclusive Option Agreement,
             both dated June 20, 2006 between Ayin Holding Company Inc., a subsidiary of Charys Holding Company, Inc., The Tower Company of Louisiana, LLC,
             and Lester Boheim

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 26, 2006          CHARYS HOLDING COMPANY, INC.


                                   By /s/ Billy V. Ray, Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer